                                  Ariel Mutual Funds



                                     STOCK FUNDS
                                      ARIEL FUND


                               ARIEL APPRECIATION FUND


                                      BOND FUND

                       ARIEL PREMIER BOND FUND - INVESTOR CLASS


                                 NO-LOAD MUTUAL FUNDS



                                     PROSPECTUS


                                  FEBRUARY 1, 1999





The Securities and Exchange Commission has not approved or disapproved of the shares of Ariel Mutual Funds. Nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS



ARIEL STOCK FUNDS OVERVIEW. . . . . . . . . . . . . . . . . . . . . . . . .1

ARIEL STOCK FUNDS IN DEPTH. . . . . . . . . . . . . . . . . . . . . . . . .7

ARIEL STOCK FUNDS FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . .12

ARIEL PREMIER BOND FUND OVERVIEW. . . . . . . . . . . . . . . . . . . . . .15

ARIEL PREMIER BOND FUND IN DEPTH. . . . . . . . . . . . . . . . . . . . . .21

PREMIER BOND FUND FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . .24

HOW THE ARIEL FUNDS ARE ORGANIZED . . . . . . . . . . . . . . . . . . . . .26

MANAGING YOUR ARIEL ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . .33


ARIEL STOCK FUNDS OVERVIEW


Both the Ariel Fund and the Ariel Appreciation Fund are no-load mutual funds that seek long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY

The Ariel Fund invests primarily in the stocks of small companies with market capitalization's under $1.5 billion at the time of investment.


The Ariel Appreciation Fund invests primarily in the stocks of medium size companies with market capitalizations between $200 million and $5 billion at the time of investment.


[SIDEBAR: "MARKET CAPITALIZATION," OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK. THE CHART [TK] USES MARKET CAP TO COMPARE THE AVERAGE SIZE OF THE COMPANIES HELD BY THE ARIEL FUND WITH THE SIZE OF THE COMPANIES IN THE ARIEL APPRECIATION FUND AND WITH THE COMPANIES IN THE STANDARD & POOR'S 500-STOCK INDEX.]


Both Ariel Stock Funds seek to invest in sound companies that many other institutional investors have misunderstood or ignored. These companies share three attributes that we believe should result in capital appreciation over time:


     - a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition

     -    capable, dedicated management

     - a solid balance sheet with high levels of cash flow and a low burden of debt.

The essence of the Ariel Stock Funds' strategy is patience. Ariel Capital Management, Inc., the Stock Funds' Investment Adviser, holds investments for a relatively long period of time--typically three to five years.


                                                                  Page No.:  3

PRINCIPAL INVESTMENT RISKS


Although we make every effort to achieve the Ariel Stock Funds' objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in the Ariel Fund or Ariel Appreciation Fund. The table below lists some of the principal risks of investing in the Ariel Stock Funds and the measures we take in attempting to limit those risks:


                  RISKS                              HOW WE TRY TO MANAGE THEM
 -    The general level of stock prices       -    Buy stocks whose prices are low
      declines.                                    relative to their earnings
                                                   potential; such stocks have done
                                                   better than the market average in
                                                   past declines.
 -    Small-cap and mid-cap stocks like       -    Avoid startup ventures and highly
      those held by the Ariel Stock                cyclical or speculative
      Funds fall out of favor.                     companies; seek companies with
                                                   solid finances and proven
                                                   records.
 -    Ariel Stock Funds hold relatively       -    Research stocks exhaustively
      few stocks; a fluctuation in one             before purchase; monitor
      stock could significantly affect             continuously after purchase;
      the Funds' overall performance.              limit the value of a single stock
                                                   as a percentage of total Fund--if
                                                   its price rises to exceed the
                                                   limit, sell the excess.


                                                                  Page No.:  4

WHO SHOULD CONSIDER INVESTING IN THE FUNDS--AND WHO SHOULD NOT

You should consider investing in the Ariel Stock Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments.

However, this higher return has come at the expense of greater short-term price fluctuations, down as well as up. Thus, you should NOT consider investing in the Funds if you anticipate a near-term need--typically within five years--for either the principal or the gains from your investment.

An investment in either of the Ariel Stock Funds, like any mutual fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                                  Page No.:  5

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar charts and tables below can help you evaluate the potential risk and rewards of investing in the Ariel Stock Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for one, five and ten years (or since inception) compare with those of a broad measure of market performance. Total return measures how much the price of an investment in a mutual fund changes, assuming that all dividend income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar chart for the Ariel Fund shows the Fund's annual total returns for each of the last ten calendar years. For the Ariel Appreciation Fund, the bar chart shows its returns for each full calendar year after inception in December 1, 1989. The returns include reinvestment of all dividends and distributions.


The tables compare AVERAGE annual returns for the Ariel Mutual Funds with standard benchmark indices: the S&P 500-stock Index and the Russell 2000 Index for the Ariel Fund; the S&P 500-stock Index and the Russell Mid-Cap Index for the Ariel Appreciation Fund. The indices do not represent the actual returns an investor might experience. They measure overall market returns. They do not take into account the costs of buying and selling securities or managing a stock portfolio, costs which are deducted from mutual fund returns.


[SIDEBAR: THE S&P 500-STOCK INDEX FOLLOWS THE STOCK-MARKET PERFORMANCE OF 500 OF THE LARGEST COMPANIES IN THE UNITED STATES. THE COMPANIES COVER THE ENTIRE RANGE OF AMERICAN BUSINESS AND REPRESENT A SUBSTANTIAL PROPORTION OF THE STOCKS TRADED EVERYDAY. INVESTORS CAN COMPARE THE PERFORMANCE OF STOCK MUTUAL FUNDS WITH THIS BROAD INDICATOR OF HOW THE "MARKET" WAS DOING.


THE RUSSELL 2000 AND THE RUSSELL MID-CAP INDEX ARE MORE SPECIFIC AND RELEVANT INDICES FOR THE ARIEL AND ARIEL APPRECIATION FUNDS, RESPECTIVELY:


                                                                  Page No.:  6

- THE RUSSELL 2000 CONSISTS OF COMPANIES IN THE RUSSELL 3000. THE RUSSELL 3000 TRACKS THE STOCK RETURNS OF THE 3,000 LARGEST PUBLICLY HELD COMPANIES IN THE UNITED STATES. THE RUSSELL 2000 FOLLOWS THE SMALLEST 2,000 OF THOSE COMPANIES.


- THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST US COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.]


The tables show the average annual returns for the last one, five, ten years and since inception for the Ariel Fund. For the Ariel Appreciation Fund, they show the average annual returns for the last one and five year periods and since inception.


                                                                  Page No.:  7

                                     ARIEL FUND
                                Year-by-Year Returns
                       for each full calendar year since 1988

                                    [BAR CHART]


9.89  36.44  23.51  18.52  -4.22  8.72  11.73  32.72  -16.08  25.12  39.93
----  -----  -----  -----  -----  ----  -----  -----  ------  -----  -----
1998   1997   1996   1995   1994  1993   1992   1991   1990    1989   1988



Best Quarter:          Q1 1988      20.30%

Worst Quarter:         Q3 1980     -25.39%



Return for the fiscal quarter ended 12/31/98 was 20.10%. The Ariel Fund's past returns do not provide any indication of future performance.


                                    ARIEL FUND
                               Average Annual Returns
                              as of December 31, 1998

                        1 year     3 years    5 years    10 years    Life
Ariel Fund               9.89%     22.80%     16.02%     13.53%      15.32%

Russell 2000 Index      -2.55%     11.58%     11.86%     12.92%      11.51%

S&P 500 Index           28.58%     28.23%     24.06%     19.21%      17.36%



                                                                  Page No.:  8

                              ARIEL APPRECIATION FUND
                                Year-by-Year Returns
                    for each full calendar year since inception
                                 (December 1, 1989)

                                    [BAR CHART]


19.55%    37.95     23.72     24.16     (8.39)     7.94     13.24     33.15     (1.51)
-----     -----     ------    -----     ------    ------    ------    ------    ------
1998       1997      1996      1995      1994      1993      1992      1991      1990



Best Quarter:          Q4       1998       23.38%

Worst Quarter:         Q3       1990      -22.44%



Return for the fiscal quarter ended 12/31/98 was 23.38%. The Ariel Appreciation Fund's past returns do not provide any indication of future performance.


                              ARIEL APPRECIATION FUND
                               Average Annual Returns
                              as of December 31, 1998



                                  1 year        3 years        5 years     Since Inception
Ariel Appreciation Fund           19.55%         26.83%         18.34%              15.62%

Russell Midcap Index              10.10%         19.11%         17.34%              15.08%

S&P 500 Index                     28.58%         28.23%         24.06%              18.01%



                                                                  Page No.:  9

ANNUAL OPERATING EXPENSES FOR FISCAL YEAR ENDED SEPTEMBER 30, 1998

The tables below describe the fees and expenses the Funds pay and that you bear indirectly if you buy and hold shares in the Ariel or the Ariel Appreciation Fund. BOTH ARIEL STOCK FUNDS ARE "NO-LOAD" FUNDS. YOU DO NOT PAY A SALES CHARGE WHEN YOU BUY OR SELL THEIR SHARES.



                                       ARIEL FUND          APPRECIATION FUND
                                (percentage of average   (percentage of average
                                 daily net Fund assets)   daily net Fund assets)
Management fees                             0.65%                    0.75%

Distribution (12b-1) fees                   0.25%                    0.25%

Other expenses                              0.31%                    0.26%

Total annual operating expenses             1.21%                    1.26%




[SIDEBAR:

- MANAGEMENT FEES COVER THE COSTS OF OVERSEEING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

- 12b-1 FEES PAY FOR PROMOTION AND DISTRIBUTION OF FUND SHARES AND SERVICES PROVIDED TO SHAREHOLDERS. BECAUSE THESE FEES ARE PAID FROM FUND ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN OTHER TYPES OF SALES CHARGES.

- OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND DIRECTORS.]


COST COMPARISON EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment in the Ariel or the Ariel Appreciation Fund based on each Fund's current level of expenses. The examples assume that each Fund each earned an annual return of 5% over the periods


                                                                  Page No.: 10
shown and you redeem your shares at the end of each time period.


                              1 Year   3 Years   5 Years   10 Years/Inception
Ariel Fund                    $123       $384      $665         $1,466

Ariel Appreciation Fund       $128       $400      $692         $1,523



These examples are hypothetical and are included for the purpose of comparing the Funds' expenses with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts shown.


                                                                  Page No.: 11

ARIEL STOCK FUNDS IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Fund and the Ariel Appreciation Fund pursue a common objective: long-term capital appreciation--the Ariel Fund primarily through investment in small company stocks, the Ariel Appreciation Fund primarily through investment in medium-sized company stocks. The two Ariel Stock Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income these Funds earn is incidental to their fundamental objective. Ariel Capital Management, Inc., the Funds' Investment Adviser, cannot guarantee either Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:


     - results from investments in undervalued stocks; stocks that other investors have overlooked or ignored.


[SIDEBAR: INVESTORS CONSIDER A STOCK UNDERVALUED WHEN IT TRADES AT A PRICE BELOW WHAT THEY THINK THE BUSINESS IS WORTH. THE CONCEPT IS RELATIVE. INVESTORS MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF PRICE TO EARNINGS RATIO: THEY PAY LESS FOR A DOLLAR OF CORPORATE EARNINGS WHEN THEY BUY A PARTICULAR STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER. OR THEY MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF THE RATIO OF THE VALUE OF ITS ASSETS TO THE VALUE OF ITS MARKET
CAPITALIZATION: THEY PAY LESS FOR A DOLLAR OF UNDERLYING ASSETS THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK. ]


     - results from investing in companies with long histories of consistent earnings in both good and bad economic times.

     - is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

     - occurs when companies dominate their markets. These companies' products have gained such strong brand recognition that in many cases their names are synonymous with the products themselves.


                                                                  Page No.: 12

     - is a product of committed and experienced management running its business efficiently and delivering solid value to its customers.

INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

We believe successful long-term investing results from disciplined research, not from impulsive speculation or arbitrary guesswork. This conviction has shaped our process for the past 16 years. It has defined an investment agenda that emphasizes small and mid-size companies.


SMALL AND MID-SIZE COMPANIES

The concept of undervalued companies whose long-term growth prospects have gone largely unappreciated by the market implies an information gap. Investors have misjudged these companies: They may not have recognized the companies' inherent strengths or they may have overlooked them altogether. Because Wall Street follows large corporations closely, such companies rarely encounter such misperceptions. If a large company's share price seems low, its stock will probably have fallen for a well-documented reason. If its prospects are strong, investors will usually have bid up its price in anticipation of growth. Wall Street covers small and mid-cap companies far less intensively than large companies. According to a 1998 survey(a), an average of seven professional financial analysts covered each of the stocks held in the Ariel Fund compared to an average of 24 for each large stock listed in the S&P 500. We believe this discrepancy in coverage makes it more likely that we will discover the opportunities often inherent in small- and mid-cap stocks ahead of the rest of the market.

---------------------
(a) Frank Russell Co.


                                                                  Page No.: 13

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues over trendy "concept stocks". We avoid areas characterized by rapid obsolescence and industries vulnerable to new competition. We prefer established businesses with mature markets--the quiet, unnoticed businesses that produce the goods and services of everyday life. And we prefer companies with long track records built over several business cycles. We prefer steady earnings to cyclical peaks and valleys.


THE RESPONSIBILITY FACTOR

We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. We believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. For these reasons, we avoid corporations whose primary business involves the sale or production of tobacco products, weapons systems, nuclear energy, or the equipment to produce nuclear energy. We feel these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability which cannot be quantified.

                                                                  Page No.: 14

INVESTMENT PROCESS: A FOCUS ON RESEARCH


UNCOVERING VALUE AND GROWTH

Our proprietary research process begins with the usual Wall Street sources--financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. We often say our research team reads for a living. In this way, we believe they can uncover the outstanding companies buried in the day-to-day routine of the nation's business.


We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.


We verify our findings first-hand. We visit a portfolio candidate to form our own impression. We meet with its suppliers and customers. We talk to its competitors and former employees. We measure the shelf space a consumer products manufacturer commands in the supermarket; we count a newspaper's ad lineage and the cars in a retailer's parking lot on a Saturday morning. We sample a restaurant chain's menu at units around the country to assure ourselves of quality and consistency.


We learn all we can about a company's management. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which we invest. The skill of the management team will help the company overcome unforeseen obstacles. Its contacts and experience will alert the company to emerging opportunities.


                                                                  Page No.: 15

A LONG-TERM VIEW

When we have completed our research process, we "own" the companies in which we invest, we don't merely trade their stock. We believe the market will ultimately reward these companies, and we give them the time such recognition requires, five years on average and sometimes, even longer. This means that the Ariel Stock Funds typically have low rates of turnover.


Each time a fund turns over a holding--sells one stock to buy another--it incurs transaction charges that negatively impact investment returns--the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance; low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may reduce a fund's taxable capital gains.


[SIDEBAR: TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS TO STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR.]


PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet ALL our criteria:

- a competitive stock price relative to its peers as well as historic market valuations,

-    seasoned management,

-    a solid balance sheet and sound finances, and

-    a dominant market niche.


Only a few such companies exist at any one time. From a database of 9,200 publicly traded companies, only some 375 qualify for closer analysis and 100 for intense analysis. From this group, only six or seven new stocks may make their way into an Ariel Stock Fund each year.

A portfolio consisting exclusively of stocks in these companies is highly select: The Ariel Fund generally contains no more than 35 stocks and the Ariel Appreciation Fund no more than 45.


                                                                  Page No.: 16

FINANCIAL HIGHLIGHTS: ARIEL STOCK FUNDS

The tables below provide the Ariel Stock Funds' financial performance for the past five fiscal years. The information reflects financial results for a single share of either the Ariel or the Ariel Appreciation Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. Ernst & Young LLP, the Funds' Independent Auditors, has audited this information. The Funds' financial statements are included in the Funds' Annual Report, which is available free of charge by request.


                                     ARIEL FUND


                                                      Year Ended September 30

                                                                1998           1997          1996           1995           1994
       Net asset value,
       beginning of year                                        $41.49         $30.58        $30.78        $28.84         $30.46
       INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                                      0.13           0.07          0.18          0.36           0.18
       Net realized and unrealized gains (losses)
       on investments                                            (1.41)         12.62          4.24          3.51           0.23
                                                                 -----          -----          ----         -----          ----
       Total from
       investment operation                                      (1.28)         12.69          4.42          3.87           0.41
       DISTRIBUTIONS TO SHAREHOLDERS:
       Dividends from net investment income                      (0.14)            --         (0.44)        (0.23)         (0.30)
       Distributions from capital gains                          (3.58)         (1.78)        (4.18)        (1.70)         (1.73)
                                                                 -----          -----         -----         -----          -----
       Total distributions                                       (3.72)         (1.78)        (4.62)        (1.93)         (2.03)
                                                                 -----          -----         -----         -----          -----
       Net asset value, end
       of year                                                  $36.49         $41.49        $30.58        $30.78         $28.84
                                                                 -----          -----         -----         -----          -----
                                                                 -----          -----         -----         -----          -----
       Total return                                              (3.83)%        43.25%        16.28%        14.38%          1.41%
       SUPPLEMENTAL DATA AND RATIOS:
       Net assets, end of year, in thousands                  $162,279       $164,065      $109,770      $120,953       $149,511
       Ratio of expenses to average net assets                    1.21%          1.25%         1.31%         1.37%(a)       1.25%
       Ratio of net investment income to average net assets       0.30%          0.23%         0.57%         1.18%(a)       0.56%
       Portfolio turnover rate                                      22%            20%           17%           16%             9%


--------------------------------
(a) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39%, and the ratio of expenses to average net assets would have been 1.16% for the fiscal year ended 1998.


                                                                  Page No.: 17

                               ARIEL APPRECIATION FUND



                                                        Year Ended September 30

                                                                1998          1997         1996          1995            1994
Net asset value,
beginning of year                                               $33.70        $24.99       $22.76         $21.82         $21.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.09          0.02         0.13           0.14           0.04
Net realized and unrealized gains on investments                  1.14         10.13         4.07           2.26           0.51
                                                                 -----        ------        -----         ------          -----
Total from
investment operation                                              1.23         10.15         4.20           2.40           0.55
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                             (0.07)        (0.07)       (0.20)         (0.06)         (0.05)
Distributions from capital gains                                 (3.06)        (1.37)       (1.77)         (1.40)         (0.35)
                                                                 -----        ------        -----         ------          -----
Total Distributions                                              (3.13)        (1.44)       (1.97)         (1.46)         (0.40)
Net asset value, end of year                                    $31.80        $33.70       $24.99         $22.76         $21.82
                                                                 -----        ------        -----         ------          -----
                                                                 -----        ------        -----         ------          -----
Total Return                                                      3.40%        42.33%       19.60%         12.11%          2.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year, in thousands                         $213,812      $186,478     $135,627       $143,312       $162,280
Ratio of expenses to average net assets                           1.26%         1.33%        1.36%(a)       1.36%(a)       1.35%(a)
Ratio of net investment income to average net assets              0.25%         0.07%        0.50%(a)       0.61%(a)       0.17%(a)
Portfolio turnover rate                                             20%           19%          26%            18%            12%


--------------------
(a) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40%, 1.58%, and 1.40% for 1996, 1995, and 1994; and the ratio of net investment income to average net assets for the periods would have been 0.46%, 0.39% and 0.12%.


                                                                  Page No.: 18

ARIEL PREMIER BOND FUND OVERVIEW

The Ariel Premier Bond Fund currently offers two classes of shares, the Investor Class and the Institutional Class. The Institutional Class is offered through a separate prospectus primarily to institutional investors. All discussion of the Premier Bond Fund in this Prospectus relates to the Investor Class.


INVESTMENT OBJECTIVE. The Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation. [SIDEBAR: A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. (AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN.) THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.]


PRINCIPAL INVESTMENT STRATEGY. The Ariel Premier Bond Fund invests no less than 80% of its assets in high-quality fixed income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--they must have earned an "A" rating or better from a nationally recognized statistical rating organization such as Moody's Investors Service or the Standard & Poor's Corporation. We also consider all bonds issued by the U.S. Government and its agencies to be high quality.


PRINCIPAL INVESTMENT RISKS. Although the Ariel Premier Bond Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing total investment returns, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Ariel Premier Bond Fund. The table below lists some of the principal risks of investing in the Ariel Premier Bond Fund and the measures the Fund's Investment Sub-Adviser takes in attempting to limit those risks.


                  RISKS                                      HOW THE FUND TRIES TO MANAGE THEM
Issuers of bonds held by the Fund cannot                Only hold bonds with high credit ratings,
make timely payments of either interest or              A or better, on average.
principal when they fall due.

Highly rated bonds are downgraded because               Conduct independent evaluation of the
of issuers' financial problems.                         creditworthiness of the bonds and their issuers.

Bond prices decline because of an                       Actively manage Fund's average duration in
increase in interest rates.                             anticipation of interest rate changes.



                                                                  Page No.: 19

WHO SHOULD CONSIDER INVESTING IN THE FUND--AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which will occur from time to time. Traditionally these fluctuations have been less than those associated with stocks.


You should not consider investing in the Ariel Premier Bond Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.


                                                                  Page No.: 20

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar table below can help you evaluate the potential risk and rewards of investing in the Ariel Premier Bond Fund by showing changes in the Fund's performance for its first calendar year and comparing the Fund's performance with a broad measure of market performance. The bar chart shows the Fund's total return for 1998, the first full calendar year since it began operations in February 1997. The table compares the Fund's total annual return with the return of a relevant benchmark, the Lehman Brothers Aggregate Bond Index.


As is the case with indices, the Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. It measures the bond market's total return (the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.


[SIDEBAR: THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.]


                                                                  Page No.: 21

                               ARIEL PREMIER BOND FUND
                                   Return for 1998
                                     [BAR CHART]

                              (first full calendar year)


                                        7.23%


Best Quarter:          3Q  1998     3.40%
Worst Quarter:         4Q  1998     0.04%



The inception date for the Ariel Premier Bond Fund is February 1997.


Return for the fiscal quarter ended 12/31/98 was 0.04%. Ariel Premier Bond Fund's past returns do not provide any indication of future performance.


                               Ariel Premier Bond Fund
                                    Annual Return
                               as of December 31, 1998

                                              1 Year
Ariel Premier Bond Fund                       7.23%
Lehman Brothers Aggregate Bond Index          8.69%


ANNUAL OPERATING EXPENSES FOR FISCAL YEAR END SEPTEMBER 30, 1998

The table below shows the fees and expenses the Fund pays and that you bear indirectly if you buy and hold shares in the Ariel Premier Bond Fund.


                                          Percentage of average
                                        daily net assets of the Fund
Management fees                                      0.60%

Distribution  (12b-1) fees                           0.25%
Other expenses                                         (0)
Total annual operating expenses                      0.85%



Ariel Capital Management paid the Premier Bond Fund's other expenses.


                                                                  Page No.: 22

COST COMPARISON EXAMPLE

The Examples below illustrate the expenses you would incur on a $10,000 investment in the Ariel Premier Bond Fund Based on the Fund's Current Level of Expenses. The Example Assumes That the Fund Earned an Annual Return of 5% over the Periods Shown and That You Redeemed Your Shares at the End of Each Time Period.



                                 YEAR      YEARS     YEARS   10 YEARS
RIEL PREMIER BOND FUND           $87       $271      $471     $1,049


The example is hypothetical and for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.


                                                                  Page No.: 23

ARIEL PREMIER BOND FUND IN DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Bond Fund seeks to maximize total return in a bond portfolio through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

Ariel Premier Bond Fund's Investment Sub-Adviser, Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:


[SIDEBAR: THE PREMIER BOND FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE PREMIER BOND FUND'S DAY-TO-DAY INVESTMENT DECISIONS WHILE ARIEL CAPITAL MANAGEMENT HANDLES THE FUND'S ADMINISTRATION.]


-    the current level of and expected changes in interest rates;

-    the relative attractiveness of the different sectors of the bond market:
     U.S. Treasury bonds or government agency bonds, mortgage-backed bonds, asset-backed bonds, corporate bonds, and commercial paper; and


[SIDEBAR: THE BOND-ISSUING AGENCIES OF THE FEDERAL GOVERNMENT ARE THE FEDERAL FARM CREDIT SYSTEM, THE STUDENT LOAN MARKETING ASSOCIATION, THE FEDERAL HOME LOAN MORTGAGE ASSOCIATION, THE FEDERAL HOME LOAN BANK, THE FEDERAL NATIONAL MORTGAGE ASSOCIATION AND THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ISSUERS OF MORTGAGE-BACKED BONDS, PRIMARILY THE FEDERAL HOME LOAN MORTGAGE ASSOCIATION AND THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, BUY UP MORTGAGES AND PACKAGE THEM TOGETHER INTO BONDS, WHICH THEY SELL TO INVESTORS. THE MORTGAGES SECURE THE BONDS AND THE MORTGAGE PAYMENTS FLOW THROUGH TO THE BONDHOLDERS. ASSET-BACKED BONDS ARE SIMILARLY PACKAGED WITH OTHER ASSETS, RANGING FROM CREDIT-CARD RECEIPTS TO AUTOMOBILE LOANS. COMMERCIAL PAPER FUNCTIONS AS A SHORT-TERM CORPORATE BOND, WITH FULL PAYMENT DUE IN LESS THAN A YEAR.]


     -    Individual issue selection criteria.


                                                                  Page No.: 24

THE FUND'S INTEREST RATE STRATEGY

Lincoln Capital seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average duration against that of the overall U.S. bond market.


[SIDEBAR: DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN PREVAILING INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES.]


The duration of all the bonds in the Lehman Brothers Aggregate Index usually averages about five years. The Fund's duration will normally vary up to one year from the average: shorter than the market average if Lincoln Capital's analysis indicates interest rates will rise and bond prices will fall, and longer than the market average if the analysis indicates the opposite trend--that rates will fall and bond prices will rise. The Fund may deviate up to two years from the bond market's average duration although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

[SIDEBAR: THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE AND SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.]

Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:


LINCOLN CAPITAL EXPECTS...                 INTEREST RATES TO RISE/        INTEREST RATES TO FALL/
                                             BOND PRICES TO FALL           BOND PRICES TO RISE
1. Pace of economic activity               growing economy                slowing economy

2. U.S. monetary policy                    Federal Reserve raises         Federal Reserve lowers
                                           interest rates                 interest rates

3. Public's expectations for               Rising inflation rate          Stable or slowing inflation
   inflation                                                              rate


                                                                  Page No.: 25

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But depending on outside economic influences, investor sentiment, and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.


INDIVIDUAL ISSUE SELECTION

When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln seeks to assure that the Fund receives adequate compensation for the risk it is assuming; and, if possible, they seek bonds that pay more than the prevailing rate of interest for the risks they embody.


PRINCIPAL INVESTMENTS

The Fund may invest freely in U.S. Treasury bonds and bonds guaranteed by an agency of the Federal government. In addition, the Fund may invest in investment-grade corporate bonds and corporate paper, and mortgage and other asset-backed bonds. All of these securities must be investment grade, with at least 80% of them ranking in the three highest grades the rating agencies assign.

[SIDEBAR: STANDARD & POOR'S RATES INVESTMENT-GRADE BONDS BBB OR HIGHER AND MOODY'S BAA OR HIGHER. S&P'S THREE HIGHEST CATEGORIES ARE AAA, AA AND A, MOODY'S ARE AAA, AA AND A.]


                                                                  Page No.: 26

FINANCIAL HIGHLIGHTS: ARIEL PREMIER BOND FUND


The table below provides the Ariel Premier Bond Fund's performance for the 1998 fiscal year. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditors, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge by request.


ARIEL PREMIER BOND FUND


                            Year Ended September 30
-------------------------------------------------------------------------------
                                                        1998     Feb. 1(a) to
                                                                 Sep. 30, 1997
                                                     ----------  --------------
Net asset value, beginning of period                 $10.29          $10.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.57            0.37
Net realized and unrealized gains (losses)
on investments                                         0.41            0.19
                                                      -----          -----
Total from investment operation                        0.98            0.56
DISTRIBUTIONS TO  SHAREHOLDERS
Dividends from net investment income                  (0.57)          (0.37)
Distributions from capital gains                      (0.07)           ----
                                                      -----          -----
Total distributions                                   (0.64)          (0.37)
                                                      -----          -----
Net asset value, end of period                       $10.63          $10.29
                                                      -----          -----
                                                      -----          -----
Total Return                                          9.34%         5.73%(b)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period, in thousands              $1,779            $401
Ratio of expenses to average net assets               0.85%         0.85%(c)
Ratio of net investment income to average net assets  5.46%         5.60%(c)
Portfolio turnover rate                                 60%            218%


(a)Commencement of operations
(b)Total return is not annualized
(c) Annualized



                                                                  Page No.: 27

HOW THE ARIEL FUNDS ARE ORGANIZED

The accompanying chart outlines the organizational structure of the Ariel Mutual Funds [TK].


BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to each Fund's shareholders. The Trustees are:

-    Bert N. Mitchell, CPA
     Chairman
     Mitchell & Titus, LLP

HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON BARUCH FACULTY; ACTIVE IN COMMUNITY AFFAIRS, PHILANTHROPY AND POLITICS.

-    Mario L. Baeza, Esq.
     Chairman and Chief Executive Officer
     Latin American Equity Partners, L.P.

REGARDED AS AN EXPERT ON LATIN AMERICAN BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL

-    James W. Compton
     President and Chief Executive Officer
     Chicago Urban League

HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; MEMBER OF THE BOARDS OF COMMONWEALTH EDISON AND UNICOM CORP.; HOLDS B.A. FROM MOREHOUSE COLLEGE.


                                                                  Page No.: 28

-    William C. Dietrich, CPA

INDEPENDENT FINANCIAL CONSULTANT SPECIALIZING IN EARLY STAGE ENTREPRENEURIAL COMPANIES; HOLDS B.A. FROM GEORGETOWN UNIVERSITY; SERVES ON BOARD OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION.

-    Royce N. Flippin, Jr.
     President, Flippin Associates
     formerly Director of Program Advancement, Massachusetts Institute of Technology

HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS B.A. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

-    John G. Guffey, Jr.
     Chair, Calvert Social Investments Foundation
     Treasurer and Director, Silby, Guffey and Co., Inc.

TREASURER OF VENTURE CAPITAL FIRM SPECIALIZING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL; SERVES ON BOARDS OF LOCAL AND NATIONAL NON-PROFIT INSTITUTIONS.

-    Mellody L. Hobson
     Senior Vice President, Director of Marketing
     Ariel Capital Management, Inc.

DIRECTOR OF MARKETING FOR ARIEL MUTUAL FUNDS; HOLDS B.A. FROM PRINCETON UNIVERSITY; DIRECTOR OF CHICAGO PUBLIC LIBRARY AND CIVIC FEDERATION OF CHICAGO.


-    Christopher G. Kennedy
     Executive Vice President and Director, Merchandise Mart Properties, Inc.

EXECUTIVE OF LEADING NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.


                                                                  Page No.: 29

-    Eric T. McKissack, CFA
     Vice Chairman and Co-Chief Investment Officer
     Ariel Capital Management, Inc.

BACKGROUND DETAILED BELOW AS PORTFOLIO MANAGER OF ARIEL APPRECIATION FUND.


INVESTMENT ADVISERS

STOCK FUNDS

Ariel Capital Management, Inc. directly manages the investments of the Ariel Fund and Ariel Appreciation Fund. Its investment management services included buying and selling securities on behalf of the Ariel Stock Funds and conducting the research that led to the purchase and sale decisions. It is located at 307 North Michigan Avenue, Suite 500, Chicago, IL 60601.


BOND FUND

Ariel Capital Management, Inc. is the investment adviser of the Ariel Premier Bond Fund. With the approval of the Ariel Premier Bond Fund's Board of Trustees, Ariel Capital Management has appointed Lincoln Capital Management Company to act as Investment Sub-Adviser to the Ariel Premier Bond Fund. It buys and sells securities for the Premier Bond Fund and conducts the research necessary to maintain the portfolio.

PORTFOLIO MANAGERS

-    ARIEL FUND

JOHN W. ROGERS, JR., Chairman, President and Treasurer of Ariel Capital Management, acts as Portfolio Manager of the Ariel Fund. Mr. Rogers founded Ariel in 1983. He worked previously as a stockbroker for the investment banking firm of William Blair & Co. and graduated from Princeton University. Mr. Rogers currently serves as President


                                                                  Page No.: 30
of the Board of Commissioners of the Chicago Park District and Director of the Chicago Urban League. He also sits on the boards of Bank One, Aon Corporation, Burrell Communications Group and GATX Corp.


-    ARIEL APPRECIATION FUND

ERIC T. MCKISSACK, Chartered Financial Analyst, has managed the Ariel Appreciation Fund since its inception. He is Vice Chair and Co-Chief Investment Officer of Funds' Investment Adviser. Prior to joining Ariel in 1986, he worked as a securities analyst for The First National Bank of Chicago. He holds degrees from the Massachusetts Institute of Technology and the University of California at Berkeley. Mr. McKissack serves as a member of Board of Directors of Chicago's Urban Gateways. He also serves as treasurer of Travelers &
Immigrants Aid, the National Black MBA Association. Additionally, he is a board member of the Cook County Economic Development Advisory Committee.


ARIEL PREMIER BOND FUND

Lincoln Capital Management manages the Premier Bond Fund through a committee composed of five members:

TIMOTHY DOUBEK is a Principal in Portfolio Management at Lincoln Capital. He has 11 years investment experience. He is a Chartered Financial Analyst and holds a Bachelor of Science degree from the University of Wisconsin and an M.B.A. from the University of Michigan.

RICHARD W. KNEE is an Executive Vice President and Managing Director of the firm. He has 18 years investment experience, 16 of them with Lincoln Capital. He earned a Bachelors in Business Administration Degree from the University of Notre Dame and an M.B.A. from the University of California at Berkeley.


                                                                  Page No.: 31

PETER KNEZ is a Research Principal. He holds a Ph.D. in finance from the Wharton School of the University of Pennsylvania.

KENNETH R. MEYER is the President and Managing Director of the firm. He has 30 years of investment experience, 17 of them with Lincoln Capital. He holds a Bachelor of Arts degree from the University of Notre Dame and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Meyer is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.

RAY B. ZEMON is an Executive Vice President and Managing Director of the firm. He has 22 years of investment experience, 17 of them with Lincoln Capital. He earned a Bachelor of Science degree from Rensselaer Polytechnic Institute and an M.B.A. from the University of Wisconsin.

ADMINISTRATION

ARIEL CAPITAL MANAGEMENT IS RESPONSIBLE FOR THE ADMINISTRATIVE SERVICES OF ALL THE ARIEL MUTUAL FUNDS. THESE SERVICES INCLUDE:


-    Opening Fund accounts

-    Processing purchase and sales orders for Fund shares

- Responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- Preparing quarterly reports to shareholders on the Funds' strategies and the progress of their investments

-    Preparing and distributing proxy materials to shareholders

- Marketing shares of the Funds through banks, brokers and other financial-service firms under the wholly owned subsidiary, Ariel Distributors, Inc.


                                                                  Page No.: 32

Ariel Capital management has appointed an independent organization, SUNSTONE FINANCIAL GROUP, INC., to perform the day-to-day fund administration and services for the fund, and prepare reports for the Board of Trustees. INVESTORS FIDUCIARY TRUST COMPANY is the Funds' transfer agent, fund accountant and custodian. In this role, IFTC prices the shares of each Ariel Mutual Fund daily; maintains the records of the Funds' shareholders; oversees the payment of distributions to shareholders; and issues share certificates on request.


MANAGEMENT FEES FOR THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 1998

STOCK FUNDS

Ariel Capital Management, Inc. was paid for its investment and administration services for the Ariel Fund and Appreciation Fund at the annual rate of 0.65% and 0.75% of average daily net assets, respectively.


BOND FUND

Ariel Capital Management, Inc. was paid as investment adviser at the annual rate of 0.35% of average daily net assets of the Fund. For its administrative services, it was paid 0.25% of average daily net assets of the Investor Class.


Lincoln Capital Management Company was paid by Ariel Capital Management (not the
Fund) for its services as sub-adviser at the annual rate of 0.23% of average daily net assets.


YEAR 2000

Like all financial service providers, Ariel Capital Management, Inc., Ariel Distributors, Inc., Lincoln Capital Management Company, the Sunstone Financial Group and


                                                                  Page No.: 33

IFTC rely on computer systems that may not accommodate the transition from 1999 to the year 2000. Such a failure could negatively affect individual account services as well as the handling of securities trades, payment of interest and dividends, and pricing mutual fund shares. Although we cannot yet be certain that Year 2000 transition problems will have no adverse impact, the Funds' service providers are actively working on the necessary changes. These service providers have informed the Funds that they expect that their computer systems and those of the third parties with whom they regularly conduct business will be adapted in time.


                                                                  Page No.: 34

MANAGING YOUR ARIEL ACCOUNT

HOW TO CONTACT ARIEL


BY PHONE


Call 1-800-29-ARIEL (1-800-292-7435) during normal business hours.


IN WRITING


Address all correspondence to:

     Ariel Mutual Funds
     P.O. Box 419121
     Kansas City, MO 64141-6121

ON THE WEB: www.arielmutualfunds.com

CHOOSING YOUR ARIEL ACCOUNT

Ariel Mutual Funds come in the account formats described below:




ACCOUNT TYPE                    SPECIAL FEATURES                                ACCOUNT MINIMUMS
                                                                   INITIAL INVESTMENT         EACH SUBSEQUENT
                                                                                              INVESTMENT
Regular                                                                 $1,000                      $50

Retirement Plan Accounts      investment earnings grow                    $250                      $50
                              tax deferred during your
                              working years

Automatic Investment          regular, automatic investment                none                     $50
                              direct from your bank account
                              to Ariel; available either monthly
                              or quarterly


Please note:

- You must return an original completed and signed application for every new account you open, regardless of format.

- We will charge your Automatic Investment account $10, plus any costs incurred, any time a scheduled investment cannot be made because your bank account has insufficient funds, and we reserve the right to close the account after two successive incidents of insufficient funds.


                                                                  Page No.: 35

BUYING ARIEL MUTUAL FUND SHARES


                                CONTACT US AT                                TO ASSURE YOUR SECURITY
Automatic Investment                                                         Fill out the Automatic Investment
                                                                             application in the prospectus.

By wire                         1-800-29-ARIEL for complete details          Provide our operator with your name
                                                                             and social security number and the
                                                                             name and address of the financial
                                                                             institution wiring the money.

By mail                         Ariel Mutual Funds                           Make your check or money order payable
                                P.O. Box 419121                              to Ariel Mutual Funds. Send it along the
                                Kansas City, MO 64141-6121                   bottom of your most recent account
                                                                             statement, or with a note that includes
                                                                             the registered account name and the name
                                                                             of the Fund you wish to invest in.


Please note:

- We calculate the number of shares you have purchased based on the net asset value of shares next computed after we receive your order.

- We can only process purchase orders in U.S. dollars in funds drawn from U.S. banks.

- We cannot accept cash, credit-card payments, or third-party checks, except those payable to an existing shareholder.

- We cannot send to you the proceeds from a redemption of shares that were purchased by mail or through Automatic Investment until your purchase check has cleared.

- We will only issue share certificates if you request them at the time of purchase.


                                                                  Page No.: 36

SELLING ARIEL FUND SHARES

                                        CONTACT US AT                   TO ASSURE YOUR SECURITY
Automatic withdrawal                    Ariel Mutual Funds              Send us a letter with your account name
                                        P.O. Box 419121                 and minimum withdrawal of $100 number,
                                        Kansas City, MO 64141-6121      the dollar amount you wish to receive with
                                                                        each check and how often you wish to receive
                                                                        checks (either monthly or quarterly).
                                                                        NOTE:  YOU MUST MAINTAIN A MINIMUM BALANCE OF $10,000.

By mail                                 Ariel Mutual Funds              Send us a letter with your account name
                                        P.O. Box 419121                 and number, the number of shares you wish
                                        Kansas City, MO 64141-6121      to sell or the dollar amount you wish to receive and
                                                                        where you wish us to send the check.

By phone                                1-800-29-ARIEL                  Provide our operator with your name, social security
                                                                        number and Ariel account number

By wire                                 1-800-29-ARIEL or               Call or send us a letter with your account
                                        Ariel Mutual Funds              name and number, the number of shares you wish
                                        P.O. Box 419121                 to sell or the dollar amount you wish
                                        Kansas City, MO 64141-6121      to receive.
                                                                        NOTE:  WE CAN ONLY WIRE THE SALE PROCEEDS TO
                                                                        THE FINANCIAL INSTITUTION YOU DESIGNATED WHEN
                                                                        BUYING SHARES. $10 WIRE CHARGE.

By Turtletalk                           1-800-29-ARIEL
24 hours, 7 days


                                                                  Page No.: 37

Please note:


- You may sell all or any portion of your Ariel Stock Fund shares on any day the New York Stock Exchange is open for business, and your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

- We redeem the Ariel shares at the net asset value of shares calculated at the end of the business we receive your redemption order.


- We normally send the proceeds of your redemption to you the next business day, except, as noted, in the case of shares purchased by mail or through Automatic Investment. If, however, we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.


- We only honor telephone redemption orders up to $25,000 and we require a signature for sales in excess of $25,000.


- We only send proceeds of such sales to the registered address of the account or we require a guarantee if you instruct us to make payment to anyone other than the shareholder of record at the address on file for your account.


-    The address must have been on file with us for no less than 60 days.


-    We require a signature guarantee for redemptions in excess of $25,000.


-    We charge a $10 fee to process payment by wire.


- To sell shares for which we have issued certificates, you must return the endorsed certificates to us.


- If a sale or transfer of shares reduces the value of your account below $1,000, we reserve the right to close your account with 30 days notice.


-    Qualified dealers may charge a fee for processing a sale or purchase.


- We reserve the right to pay redemptions in the Bond Fund in kind (marketable portfolio securities).


                                                                  Page No.: 38

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale, including automatic purchases and sales. Please check them to verify their accuracy.


SECURING YOUR TELEPHONE ORDERS

Ariel will take reasonable precautions to assure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe are genuine.


EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also you may exchange your shares for shares of Cash Resource Trust Money Market Fund, Cash Resource Trust U.S. Government Money Market Fund or Cash Resource Trust Tax-Exempt Money Market Fund. As long as you meet the required minimums for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest. You can obtain prospectuses by calling 1-800-29 ARIEL.


Bear in mind that:

- Each exchange represents both a sale and a purchase of fund shares. You may therefore incur a gain or loss for income tax purposes on any exchange.

- Shares purchased by exchange must be registered in your current account name with the same Social Security or taxpayer identification number.

- Telephone exchanges may be made by any person other than the shareholder of record--a broker, financial planner, or family member--who can provide the proper information.


                                                                  Page No.: 39

- You must allow at least 36 hours to make a second exchange between any one pair of Ariel Mutual Funds.


Ariel Mutual Funds have the right to revoke or modify your exchange privilege with 60 days written notice, or with no notice on evidence of disruptive or excessive exchanging of shares.


CALCULATING THE FUNDS' SHARE PRICES

We calculate the price of Ariel Mutual Funds shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.


[SIDEBAR: THE EXCHANGE IS NORMALLY OPEN EVERY WEEK MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY (THE THIRD MONDAY IN JANUARY), PRESIDENTS' DAY (THE THIRD MONDAY IN FEBRUARY), GOOD FRIDAY, MEMORIAL DAY (THE LAST MONDAY IN MAY), JULY 4TH, LABOR DAY (THE FIRST MONDAY IN SEPTEMBER), THANKSGIVING DAY (THE FOURTH THURSDAY IN NOVEMBER) AND CHRISTMAS DAY.]


We value the securities in the Funds at their reported market values if price quotations are available. When price quotes for a particular security are not readily available, we value the security at a value determined by or under the direction of the Board of Trustees.


                                                                  Page No.: 40

PAYING OUT FUND EARNINGS

Each year, the Ariel Mutual Funds pay out all income (minus expenses) and capital gains generated by the securities in their portfolios. Unless otherwise instructed, we reinvest these distributions in additional shares at the share price computed on the day of the distribution. You may, however, choose to have dividends or capital gains distributions totaling more than $10 paid out in cash. To do so, you must notify the Ariel Mutual Funds in writing 60 days prior to the payment date.


PAYING TAXES ON YOUR ARIEL MUTUAL FUND EARNINGS

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash or does it depend on how long you have owned your shares. Dividends and distributions of short-term capital gains are subject to federal income tax as ordinary income. Different tax rates apply for distributions of long-term capital gains.


If you sell shares that you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within on year after purchase, any gain is treated as ordinary income; losses are subject to special rules.


THE TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.


                                                                  Page No.: 41

BACK COVER


Additional information about the Ariel Mutual Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during their last fiscal year.


You can find more detailed information about the Ariel Mutual Funds in the current Statements of Additional Information, dated February 1, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and are incorporated by reference into this Prospectus. To receive your free copy of a Statement of Additional Information, or any of the annual or semi-annual reports, or if you have questions about investing in the Funds, write to us at:


                             ARIEL MUTUAL FUNDS
                             P.O. BOX 419121
                             KANSAS CITY, MO 64141-6121

or call our toll-free number:  1-800-29-ARIEL (1-800-292-7435)


or visit Ariel Mutual Funds' website:     or via e-mail:
www.arielmutualfunds.com                  thepatientinvestor@arielmutualfund.com


You can find reports and other information about the Funds on the SEC Website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.


Investment Company Act file 811-4786

                                                                  Page No. 42

                               Ariel Mutual Funds




                                   BOND FUND
                 ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS

                               NO-LOAD MUTUAL FUND


                                   PROSPECTUS

                                FEBRUARY 1, 1999

The Securities and Exchange Commission has not approved or disapproved of the shares of Ariel Mutual Funds. Nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS OVERVIEW.........................1

ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS IN DEPTH.........................7

ARIEL PREMIER BOND FUND FINANCIAL HIGHLIGHTS.................................10

HOW THE ARIEL PREMIER BOND--INSTITUTIONAL CLASS IS ORGANIZED.................12

MANAGING YOUR ARIEL ACCOUNT..................................................18




--------------

ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS OVERVIEW

The Ariel Premier Bond Fund--Institutional Class seeks to maximize total return through a combination of income and capital appreciation.


[SIDEBAR: A BOND'S TOTAL RETURN DERIVES FROM TWO SOURCES: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, FROM CAPITAL APPRECIATION--AN INCREASE IN THE PRICE OF THE BOND FROM THE BEGINNING TO THE END OF A GIVEN TIME PERIOD. (AN INCREASE IN THE PRICE OF THE BOND ADDS TO TOTAL RETURNS, A DECREASE REDUCES TOTAL RETURNS.) THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL INTEREST PAYMENTS AND CAPITAL APPRECIATION.]


PRINCIPAL INVESTMENT STRATEGY

The Ariel Premier Bond Fund--Institutional Class invests no less than 80% of its assets in high-quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--they will have earned an "A" rating or better from a nationally recognized statistical rating organization such as Moody's Investors Service or the Standard & Poor's Corporation. We also consider all bonds issued by the U.S. government and its agencies to be high quality.


                                                                   Page No.: 3

PRINCIPAL INVESTMENT RISKS

Although the Fund's Investment Sub-Adviser, Lincoln Capital Management Company, makes every effort to achieve the Fund's objective of maximizing total investment returns, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Fund. The table below lists some of the principal risks of investing in the Fund and the measures the Fund's Investment Sub-Adviser takes in attempting to limit those risks.


                           RISKS                                         HOW THE FUND TRIES TO MANAGE THEM
-    Issuers of bonds held by the Fund cannot make          -   Only hold bonds with high credit ratings.
     timely payment of either interest or principal
     when they fall due.

-    Highly rated bonds are downgraded because of           -   Conduct independent evaluation of creditworthiness
     issuer's financial problems.                               of the bonds and their issuers.

-    Bond prices decline because of an increase in          -   Actively manage Fund's average duration to maintain
     interest rates.                                            its value despite interest rate increases.


WHO SHOULD CONSIDER INVESTING IN THE FUND--AND WHO SHOULD NOT

You should consider investing in the Fund if you are seeking current income and capital appreciation. You should be willing to accept the short-term price fluctuations, which have occurred from time to time. Traditionally these fluctuations are less than those associated with stocks.

You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

                                                                   Page No.: 4

TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table below can help you evaluate the potential risk and rewards of investing in the Fund. They show changes in the Fund's performance from year to year and how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's ACTUAL returns for 1998 and for each full calendar year since it began operation in October 1, 1995. The table compares the Fund's AVERAGE annual return with the returns of a relevant benchmark index, the Lehman Brothers Aggregate Bond Index. Total return measures how much the prices of an investment in a mutual fund change, assuming that all dividend, income and capital gains distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.


As is the case with indices, Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. It measures the bond market's total return (the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.


[SIDEBAR: THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.]


                                                                   Page No.: 5

                             ARIEL PREMIER BOND FUND
                     for each full calendar year since 1996

                                   [BAR CHART]

                                     7.65%               9.16%               3.15%
                                     1998                1997                1996



Best Quarter:        Q2 1997     3.56%
Worst Quarter:       Q1 1996    -2.51%



Return for the fiscal quarter ended 12/31/98 was 0.24%. The inception date for the Ariel Premier Bond Fund--Institutional Class is October 1, 1995.

Past returns do not provide any indication of the Fund's future performance.


                             Ariel Premier Bond Fund
                                  Annual Return
                             as of December 31, 1998

                                                             1 Year          3 Years
Ariel Premier Bond Fund                                       7.65%           6.62%
Lehman Brothers Aggregate Bond Index                          8.69%           7.29%


ANNUAL OPERATING EXPENSES FOR FISCAL YEAR ENDED SEPTEMBER 30, 1998
The table below shows the fees and expenses that you may pay if you buy and hold shares in the Ariel Premier Bond Fund--Institutional Class. These expenses are paid from the Fund's assets.

                                                      Percentage of average
                                                   daily net assets of the Fund
Management fee                                                0.45%
Distribution (12b-1) fees                                      -0-
Other expenses                                                 -0-
Total annual operating expenses                               0.45%

Ariel Capital Management paid the Premier Bond Fund's other expenses.

                                                                   Page No.: 6

COST COMPARISON EXAMPLE

The example below illustrate the expenses you would have incurred on a $1,000,000 investment in the Ariel Premier Bond Fund--Institutional Class (minimum initial investment) based on its current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.


                                       1 Year            3 Years             5 Years           10 Years
Ariel Premier Bond Fund                $4,602            $14,445             $25,203           $56,687

The example is hypothetical and for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.


                                                                   Page No.: 7

THE ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS IN DEPTH


INVESTMENT OBJECTIVE
The Ariel Premier Bond Fund--Institutional Class seeks to maximize total return in a bond portfolio through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY
The Fund's Investment Sub-Adviser, Lincoln Capital Management Company, considers three principal factors in managing the Fund's investments:

[SIDEBAR: THE PREMIER BOND FUND'S INVESTMENT ADVISER, ARIEL CAPITAL MANAGEMENT, HAS APPOINTED LINCOLN CAPITAL MANAGEMENT COMPANY TO ACT AS INVESTMENT SUB-ADVISER. THUS, LINCOLN CAPITAL MAKES THE PREMIER BOND FUND'S DAY-TO-DAY INVESTMENT DECISIONS, SUBJECT TO THE FUND'S BOARD OF TRUSTEES, WHILE ARIEL HANDLES THE FUND'S ADMINISTRATION.]


-     the current level of and expected changes in interest rates;
      the relative attractiveness of the different sectors of the bond market: U.S. Treasury bonds or government ency bonds, mortgage-backed bonds, asset-backed bonds, corporate bonds, and commercial paper; and


[SIDEBAR: THE BOND-ISSUING AGENCIES OF THE FEDERAL GOVERNMENT ARE THE FEDERAL FARM CREDIT SYSTEM, THE STUDENT LOAN MARKETING ASSOCIATION, THE FEDERAL HOME LOAN MORTGAGE ASSOCIATION, THE FEDERAL HOME LOAN BANK, THE FEDERAL NATIONAL MORTGAGE ASSOCIATION AND THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ISSUERS OF MORTGAGE-BACKED BONDS, PRIMARILY THE FEDERAL HOME LOAN MORTGAGE ASSOCIATION AND THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, BUY UP MORTGAGES AND PACKAGE THEM TOGETHER INTO BONDS, WHICH THEY SELL TO INVESTORS. THE MORTGAGES SECURE THE BONDS AND THE MORTGAGE PAYMENTS FLOW THROUGH TO THE BONDHOLDERS. ASSET-BACKED BONDS ARE SIMILARLY PACKAGED WITH OTHER ASSETS, RANGING FROM CREDIT-CARD RECEIPTS TO AUTOMOBILE LOANS. COMMERCIAL PAPER FUNCTIONS AS A SHORT-TERM CORPORATE BOND, WITH FULL PAYMENT DUE IN LESS THAN A YEAR. ]


-    Individual issue selection criteria.


                                                                   Page No.: 8

THE FUND'S INTEREST RATE STRATEGY
Lincoln Capital seeks to insulate the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average duration against that of the overall U.S. bond market.

[SIDEBAR: DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN INTEREST RATES.]

The duration of all the bonds in the Lehman Brothers Aggregate Index usually averages about five years. The Fund's duration will normally vary up to one year from the average: shorter than the market average if Lincoln Capital's analysis indicates interest rates will rise and bond prices will fall, and longer than the market average if the analysis indicates the opposite trend--that rates will fall and bond prices will rise. The Fund may deviate up to two years from the bond market's average duration, although Lincoln Capital does not anticipate extending that far except in the most extreme circumstances.

[SIDEBAR: THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE AND SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.]

Lincoln Capital balances a combination of three key factors in its analysis of the future course of interest rates:

LINCOLN CAPITAL EXPECTS . . .        INTEREST RATES TO RISE/             INTEREST RATES TO FALL/
                                     BOND PRICES TO FALL                 BOND PRICES TO RISE
1. Pace of economic activity         growing economy                     slowing economy
2. U.S. monetary policy              Federal Reserve raises interest     Federal Reserve lowers interest
                                     rates                               rates
3. Public's expectations             Rising inflation rate               Stable or slowing inflation rate
   for inflation


                                                                   Page No.: 9

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But depending on outside economic influences, investor sentiment, and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As Lincoln Capital monitors the bond market, it compares differences in sector interest rates with historical level in an effort to profit from deviations.


INDIVIDUAL ISSUE SELECTION

When making investment decisions, Lincoln Capital examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. Lincoln seeks to assure that the Fund receives adequate compensation for the risk it is assuming; and, if possible, they seek bonds that pay more than the prevailing rate of interest for the risks they embody.


PRINCIPAL INVESTMENTS

The Fund may invest freely in U.S. Treasury bonds and bonds guaranteed by an agency of the Federal government. In addition, the Fund may invest in investment-grade corporate bonds and corporate paper, and mortgage and other asset-backed bonds. All of these securities must be investment grade; with at least 80% of them ranking in the three highest grades rating these agencies assign.


[SIDEBAR: STANDARD & POOR'S RATES INVESTMENT-GRADE BONDS BBB OR HIGHER AND MOODY'S Baa OR HIGHER. S&P'S THREE HIGHEST CATEGORIES ARE AAA, AA AND A; MOODY'S ARE Aaa, Aa AND A.]


                                                                   Page No.: 10

FINANCIAL HIGHLIGHTS: ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS

The table below provides the performance for the Ariel Premier Bond Fund--Institutional Class for every fiscal year since its inception. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP, the Fund's Independent Auditors, has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge by request.


ARIEL PREMIER BOND FUND
                                                       Year ended September 30
Net Asset Value, beginning of               $10.30                $9.95             $10.00
Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.61                 0.52               0.43
Net realized and unrealized gains             0.40                 0.37              (0.04)
(losses) on investments
Total from investment operation               1.01                 0.89               0.39
DISTRIBUTIONS TO  SHAREHOLDERS
Dividends from net investment                (0.61)               (0.52)             (0.43)
income
Distributions from capital gains             (0.07)               (0.02)             (0.01)
Total distributions                          (0.68)               (0.54)             (0.44)
Net asset value, end of period              $10.63               $10.30              $9.95)
Total Return                                 10.20%                9.26%              3.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period, in               $149,977           $113,998             $15,367
thousands
Ratio of expenses to average net              0.45%                0.45%              0.48%
assets
Ratio of net investment income to             5.86%                6.05%              5.85%
average net assets
Portfolio turnover rate                      60%                 218%               423%



                                                                   Page No.: 11

HOW THE ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS IS ORGANIZED

The accompanying chart outlines the organizational structure of the Ariel Premier Bond--Institutional Class Fund [TK].

BOARD OF TRUSTEES
The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to each Fund's shareholders. The Trustees are:

-    Bert N. Mitchell, CPA
     Chairman
     Mitchell & Titus, LLP

HEADS NATION'S LARGEST MINORITY-OWNED ACCOUNTING FIRM; HOLDS B.B.A., M.B.A. AND HONORARY DOCTORATE FROM THE BARUCH SCHOOL OF BUSINESS OF THE CITY UNIVERSITY OF NEW YORK; SERVES ON BARUCH FACULTY; ACTIVE IN COMMUNITY AFFAIRS, PHILANTHROPY AND POLITICS.

-    Mario L. Baeza, Esq.
     Chairman and Chief Executive Officer
     Latin American Equity Partners, L.P.

REGARDED AS AN EXPERT ON LATIN AMERICAN BUSINESS AND LEGAL ISSUES; HOLDS B.A. FROM CORNELL UNIVERSITY, J.D. FROM HARVARD LAW SCHOOL

-    James W. Compton
     President and Chief Executive Officer
     Chicago Urban League

HEADS CHICAGO URBAN LEAGUE, WHICH HAS WORKED TO ELIMINATE RACIAL DISCRIMINATION SINCE 1916; MEMBER OF THE BOARDS OF COMMONWEALTH EDISON AND UNICOM CORP.; HOLDS B.A. FROM MOREHOUSE COLLEGE.

-    William C. Dietrich, CPA

INDEPENDENT FINANCIAL CONSULTANT SPECIALIZING IN EARLY STAGE ENTREPRENEURIAL COMPANIES,


                                                                   Page No.: 12

HOLDS B.A. FROM GEORGETOWN UNIVERSITY; SERVES ON BOARD OF SHALEM INSTITUTE, AN INTERNATIONALLY KNOWN ECUMENICAL ORGANIZATION.

-    Royce N. Flippin, Jr.
     President, Flippin Associates
     Formerly Director of Program Advancement, Massachusetts Institute of Technology

HEADS BROAD-BASED CONSULTING ORGANIZATION PROVIDING STRATEGIC AND IMPLEMENTATION SERVICES TO THE PUBLIC AND PRIVATE SECTORS; HOLDS B.A. FROM PRINCETON UNIVERSITY, M.B.A. FROM HARVARD BUSINESS SCHOOL.

-    John G. Guffey, Jr.
     Chair, Calvert Social Investments Foundation
     Treasurer and Director, Silby, Guffey and Co., Inc.

TREASURER OF VENTURE CAPITAL FIRM SPECIALIZING IN THE HEALTHCARE AND ENVIRONMENTAL INDUSTRIES; HOLDS B.S. FROM THE WHARTON SCHOOL; SERVES ON BOARDS OF LOCAL AND NATIONAL NON-PROFIT INSTITUTIONS.

-    Mellody L. Hobson
     Senior Vice President, Director of Marketing
     Ariel Capital Management, Inc.

DIRECTOR OF MARKETING FOR ARIEL MUTUAL FUNDS; HOLDS B.A. FROM PRINCETON UNIVERSITY; DIRECTOR OF CHICAGO PUBLIC LIBRARY AND CIVIC FEDERATION OF CHICAGO.

-    Christopher G. Kennedy
     Executive Vice President and Director
     Merchandise Mart Properties, Inc.

EXECUTIVE OF NATIONAL MANAGER OF COMMERCIAL REAL ESTATE; HOLDS B.A. FROM BOSTON COLLEGE, M.B.A. FROM NORTHWESTERN UNIVERSITY; ACTIVE IN COMMUNITY AFFAIRS.

-    Eric T. McKissack, CFA
     Vice Chairman and Co-Chief Investment Officer
     Ariel Capital Management, Inc.

HOLDS DEGREES FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND THE UNIVERSITY OF CALIFORNIA, BERKELEY, SITS ON BOARDS OF THE INVESTMENT ANALYST SOCIETY OF CHICAGO AND THE TRAVELERS AND IMMIGRANT AID SOCIETY.


                                                                   Page No.: 13

INVESTMENT ADVISOR AND SUB-ADVISER

Ariel Capital Management, Inc., is the investment adviser of the Ariel Premier Bond Fund--Institutional Class. It is located at 307 North Michigan Avenue, Suite 500, Chicago, IL 60601. Ariel Capital Management Company has appointed Lincoln Capital Management Company to act as Investment Sub-Adviser to the Ariel Premier Bond Fund. Subject to Ariel Capital Management's oversight, Lincoln Capital buys and sells securities for the Premier Bond Fund and conducts the research necessary to maintain the portfolio. It is located at 200 South Wacker Drive, Chicago, IL 60606.

PORTFOLIO MANAGER

Lincoln Capital Management manages the Fund through a committee composed of five members:


TIMOTHY DOUBEK is a Principal in Portfolio Management at Lincoln Capital. He has 11 years investment experience. He is a Chartered Financial Analyst and holds a Bachelor of Science degree from the University of Wisconsin and a M.B.A. from the University of Michigan.


RICHARD W. KNEE is an Executive Vice President and Managing Director of the firm. He has 18 years investment experience 16 of them with Lincoln Capital. He earned a Bachelor in Business Administration Degree from the University of Notre Dame and a M.B.A. from the University of California at Berkeley.


                                                                   Page No.: 14

PETER KNEZ is a Research Principal. He holds a Ph.D. in finance from the Wharton School of the University of Pennsylvania.


KENNETH R. MEYER is the President and Managing Director of the firm. He has 30 years of investment experience, 17 of them with Lincoln Capital. He holds a Bachelor of Arts degree from the University of Notre Dame and a M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Meyer is a Director of Irish Life of North America and serves on the Arts and Letters Council of the University of Notre Dame and the Finance Council of the Archdiocese of Chicago.


RAY B. ZEMON is an Executive Vice President and Managing Director of the firm. He has 22 years of investment experience, 17 of them with Lincoln Capital. He earned a Bachelor of Science degree from Rensselaer Polytechnic Institute and a M.B.A. from the University of Wisconsin.


ADMINISTRATION

Ariel Capital Management is responsible for the administrative services of the Fund. These services include:

-    Opening Fund accounts

-    Processing purchase and sales orders for Fund shares

- Responding to shareholder requests for information on their accounts and on the Fund in general

- Preparing quarterly reports to shareholders on the Fund's strategies and the progress of its investments

-    Preparing and distributing proxy materials to shareholders

- Marketing shares of the Funds through banks, brokers and other financial-services firm under the wholly owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management has appointed an independent organization, the SUNSTONE FINANCIAL GROUP, to perform the day-to-day FUND ADMINISTRATION AND ACCOUNTING SERVICES and prepare reports for the Board of Trustees. INVESTORS FIDUCIARY TRUST COMPANY as the Fund's TRANSFER AGENT and CUSTODIAN. In this dual role, IFTC prices the shares of the Ariel Mutual Fund daily; maintains the records of the Fund's shareholders; oversees the payment of distributions to shareholders; and issues share certificates on request.


                                                                   Page No.: 15

MANAGEMENT FEES FOR THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 1998

Ariel Capital Management, Inc. was paid as investment adviser at the annual rate of 0.35% of average daily net assets. For its administrative services, it was paid 0.10% of average daily net assets.


Lincoln Capital Management Inc. was paid by Ariel Capital Management (not the
Fund) for its services as subadviser at the annual rate of 0.23% of average daily net assets.


YEAR 2000

Like all financial service providers, Ariel Capital Management, Lincoln Capital, the Sunstone Financial Group and IFTC rely on computer systems that may not accommodate the transition from 1999 to the year 2000. Such a failure could negatively affect individual account services as well as the handling of securities trades, payment of interest and dividends and pricing mutual fund shares. Although we cannot yet be certain that Year 2000 transition problems will have no adverse impact, the Fund's service providers are actively working on the necessary changes. These service providers have informed the Fund that they expect that their computer systems and those of the third parties with whom they regularly conduct business will be adapted in time.


                                                                   Page No.: 16

MANAGING YOUR ARIEL ACCOUNT

HOW TO CONTACT ARIEL
BY PHONE
Call 1-800-29-ARIEL (1-800-292-7435) during normal business hours.

IN WRITING
Address all correspondence to:


         Ariel Mutual Funds
         P.O. Box 419121
         Kansas City, MO 64141-6121

ON THE WEB: www.arielmutualfunds.com


MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Institutional Class is $1,000,000.

BUYING ARIEL MUTUAL FUND SHARES
                              CONTACT US AT          TO ASSURE YOUR SECURITY
Through your financial
advisor
By wire                       1-800-29-ARIEL for     Provide our operator with your name and social
                              complete details       security number and the name and address of the
                                                     financial institution wiring the money.
By mail                       Ariel Mutual Funds     Make your check or money order payable to Ariel
                              P.O. Box 419121        Mutual Funds.  Send it along with the bottom of your
                              Kansas City, MO        most recent account statement, or with a note that
                              64141-6121             includes the registered account name and the name of
                                                     the Fund you wish to invest in.


                                                                   Page No.: 17

Please note:

- We calculate the number of shares you have purchased based on the net asset value of shares next computed after we receive your order.

- We can only process purchase orders in U.S. dollars in funds drawn from U.S. banks.

- We cannot accept cash, credit-card payments, or third-party checks, except that payable to an existing shareholder.

- You cannot sell the shares you haveWe cannot send to you the proceeds from a redemption of shares that were purchased by mail or through Automatic Investment until your purchase check has cleared.

- We will only issue share certificates if you request them at the time of purchase.


SELLING ARIEL FUND SHARES

                             CONTACT US AT           TO ASSURE YOUR SECURITY
Through your Financial
Advisor
By mail                      Ariel Mutual Funds      Send us a letter with your account name and number,
                             P.O. Box 419121         the number of shares you wish to sell or the dollar
                             Kansas City, MO         amount you wish to receive and where you wish us to
                             64141-6121              send the check.
By phone                     1-800-29-ARIEL          Provide our operator with your Ariel account number.
By wire                      1-800-29-ARIEL or       Call or send us a letter with your account name and
                             Ariel Mutual Funds      number, the number of shares you wish to sell or the
                             P.O. Box 419121         dollar amount you wish to receive.
                             Kansas City, MO         NOTE:  WE CAN ONLY WIRE THE SALE PROCEEDS TO THE
                             64141-6121              FINANCIAL INSTITUTION YOU DESIGNATED WHEN BUYING
                                                     SHARES.

Please note:

- You may sell all or any portion of your Ariel Premier Bond Fund shares on any day the New York Stock Exchange is open, plus Columbus Day and Veterans' Day.

- We redeem Ariel shares at the net asset value of shares next computed at the end of the business day on which we receive your order.

- We normally send the proceeds of your sale to you the next business day, except, as noted, in the case of shares purchased by mail or through Automatic Investment. If,


                                                                   Page No.: 18
     however, we feel the sale may adversely affect the operation of the Fund, we may take up to seven days to send your proceeds.

-    We only honor telephone sales orders up to $25,000.

-    We require a signature guarantee for sales in excess of $25,000.

- We only send proceeds of such sales to the registered address of the account or we require a guarantee if you instruct us to make payment to anyone other than the shareholder of record at the address on the file for your account. Any changed address must have been on file with us for no less than 60 days.

-    We charge a $10 fee to process wire sales.

- To sell shares, for which we have issued certificates, you must return the endorsed certificates to us.

- If a sale or transfer of shares reduces the value of your account below $1,000,000, we reserve the right to close your account with 30 days notice.

-    Qualified dealers may charge a fee for processing a sale or purchase.

- We reserve the right to pay redemptions in the Bond Fund in kind (marketable portfolio securities).


SHAREHOLDER SERVICES
CONFIRMING YOUR TRANSACTIONS
We will send you a written confirmation of every purchase and sale, including automatic purchases and sales. Please check them to verify their accuracy.


                                                                   Page No.: 19

SECURING YOUR TELEPHONE ORDERS
Ariel will take reasonable precautions to assure that your telephone transactions are authentic, including tape-recording your instructions. We cannot, however, be held liable for executing instructions we reasonably believe are genuine.

EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also you may exchange your shares for shares of Cash Resource Trust Money Market Fund, Cash Resource Trust U.S. Government Money Market Fund or Cash Resource Trust Tax-Exempt Money Market Fund. As long as you meet the required minimums for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest. You can obtain prospectuses by calling 1-800-29 ARIEL.

Bear in mind that:

- Each exchange represents both a sale and a purchase of fund shares. You may therefore incur gain or loss for income tax purposes on any exchange.

- Shares purchased by exchange must be registered in your current account name with the same Social Security or taxpayer identification number.

- Any person other than the shareholder of record such as a broker, financial planner, or family member who can provide the proper information may make telephone exchanges.

- You must allow at least 36 hours to make a second exchange between any one pair of Ariel Funds.


                                                                   Page No.: 20

Ariel Mutual Funds have the right to revoke or modify your exchange privilege with 60 days written notice, or with no notice on evidence of disruptive or excessive exchanging of shares.


CALCULATING THE FUND'S SHARE PRICES

We calculate the daily price of Ariel Mutual Funds shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual-fund shares as of the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.


[SIDEBAR: THE EXCHANGE IS NORMALLY OPEN EVERY WEEK MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY (THE THIRD MONDAY IN JANUARY), PRESIDENTS' DAY (THE THIRD MONDAY IN FEBRUARY), GOOD FRIDAY, MEMORIAL DAY (THE LAST MONDAY IN MAY), JULY 4TH, LABOR DAY (THE FIRST MONDAY IN SEPTEMBER), THANKSGIVING DAY (THE FOURTH THURSDAY IN NOVEMBER) AND CHRISTMAS DAY.]


We value the securities in the Funds at their reported market values if price quotations are available. When price quotes for a particular security are not readily available, we value the security at a value determined by or under the direction of the Board of Trustees.


                                                                   Page No.: 21

PAYING OUT FUND EARNINGS

Each year, the Ariel Mutual Funds pay out all income (minus expenses) and capital gains generated by the securities in their portfolios. Unless otherwise instructed, we reinvest these distributions in additional shares at the share price computed on the day of the distribution. You may, however, choose to have dividends or capital gain distributions totaling more than $10 paid out in cash. To do so, you must notify the Ariel Premier Bond Fund--Institutional Class in writing 60 days prior to the payment date.


PAYING TAXES ON YOUR FUND EARNINGS

The tax status of your distributions from a fund does not depend on whether you reinvest them or take them in cash. Nor does it depend on how long you have owned your shares. Dividends and distributions of short-term capital gains are subject to federal tax as ordinary income. Different tax rates apply for distributions of the long-term capital gains.


If you sell shares that you have held for a year or longer, any gains or loss is treated as a capital gain or loss. If you sell shares within one year after purchase, any gain is treated as ordinary income; losses are subject to special rules.

THE TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.


                                                                   Page No.: 22

[BACK COVER]

Additional information about the Ariel Mutual Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during its last fiscal year.


You can find more detailed information about the Ariel Mutual Funds in the current Statements of Additional Information, dated February 1, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which are incorporated by reference into this Prospectus. To receive your free copy of a Statement of Additional Information, or any of the annual or semi-annual reports, or if you have questions about investing in the Funds, write to us at:
                           ARIEL MUTUAL FUNDS
                           P.O. BOX 419121
                           KANSAS CITY, MO 64141-6121

Or call our toll-free number: 1-800-29-ARIEL (1-800-292-7435)


or visit Ariel Mutual Funds' web site:
www.arielmutualfunds.com

You can find reports and other information about the Funds on the SEC Website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.



 Investment Company Act file number 811-4786


                                                                   Page No.: 23